DATE:             JULY 30, 2007

TO:                        DEUTSCHE BANK TRUST COMPANY  AMERICAS,  NOT IN ITS  INDIVIDUAL  CAPACITY,  BUT SOLELY AS THE
                           SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE  ON BEHALF OF THE  SUPPLEMENTAL  INTEREST  TRUST WITH
                           RESPECT  TO  THE  RALI   SERIES   2007-QH7   TRUST,   MORTGAGE   ASSET-BACKED   PASS-THROUGH
                           CERTIFICATES, SERIES 2007-QH7

ATTENTION:        Trust Administration-RF07H7
TELEPHONE:        (651) 495-3847
FACSIMILE:        (651) 495-8090

FROM:             MERRILL LYNCH CAPITAL SERVICES, INC.
CONTACT:                   THOMAS MOORE
EMAIL                      thmoore@exchange.ml.com
TEL:                       212.236.8657
FAX:                       917.778.0836

SUBJECT: CAP CORRIDOR

REFERENCE NUMBER: 07DL22389, 3663994, 3663993

The purpose of this long-form  confirmation  ("LONG-FORM  CONFIRMATION")  is to confirm the terms and conditions of the current Transaction  entered into on the Trade Date specified below (the  "TRANSACTION")  between Merrill Lynch Capital
Services,  Inc.  ("PARTY A") and Deutsche Bank Trust Company  Americas,  not  individually,  but solely as trustee (the
"SUPPLEMENTAL  INTEREST TRUST  TRUSTEE") on behalf of the  supplemental  interest trust with respect to the RALI Series
2007-QH7 Trust, Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2007-QH7 (the "SUPPLEMENTAL  INTEREST TRUST"
or "PARTY B") created  under the Series  Supplement,  dated as of July 1, 2007,  to the  Standard  Terms of Pooling and
Servicing Agreement,  dated as of July 1, 2007, among Residential  Accredit Loans, Inc., as the depositor,  Residential
Funding Company,  LLC, as the master servicer,  and Duetsche Bank Trust Company  Americas,  as trustee and supplemental interest trust trustee (THE "POOLING AND SERVICING  AGREEMENT").  This Long-form  Confirmation evidences a complete and binding  agreement  between  you and us to enter into the  Transaction  on the terms set forth below and  replaces  any previous  agreement  between us with  respect to the  subject  matter  hereof.  Item 2 of this  Long-form  Confirmation constitutes a  "CONFIRMATION"  as referred to in the ISDA Master Agreement  (defined  below);  Item 3 of this Long-form
Confirmation  constitutes  a "SCHEDULE"  as referred to in the ISDA Master  Agreement;  and Annex A hereto  constitutes
Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1.  The Confirmation set forth at Item 2 hereof shall  supplement,  form a part of, and be subject to an agreement in the form of the ISDA Master  Agreement  (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International  Swaps and Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A
         and Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item
         3 of this Long-form  Confirmation,  and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject
         to New  York  Law  Only  version)  as  published  and  copyrighted  in 1994  by the  International  Swaps  and
         Derivatives  Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT
         ANNEX").  For the  avoidance  of  doubt,  the  Transaction  described  herein  shall be the  sole  Transaction governed by such ISDA Master Agreement.

Item 2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        CAP CORRIDOR

Notional Amount:                                      The lesser of (i) the aggregate  Certificate Principal Balance of the  Offered  Certificates  (as  defined in the Pooling and
                                                      Servicing  Agreement)  immediately  preceding the Distribution
                                                      Date which occurs in the calendar  month of the Floating  Rate
                                                      Payer  Payment Date for such  Calculation  Period  (determined for this  purpose  without  regard  to any  adjustment  of the
                                                      Floating  Rate  Payer  Payment  Date  or   Distribution   Date
                                                      relating to  Business  Days) and (ii) the amount set forth for such period on Schedule A attached hereto.

Trade Date:                                           July 25, 2007

Effective Date:                                       July 30, 2007

Termination Date:                                     June 25, 2008,  subject to adjustment  in accordance  with the
                                                      Following Business Day Convention.

Fixed Amounts:

Fixed Amount Payer:                                   Party B

Fixed Amount Payer Payment Dates:                     July 30, 2007

Fixed Amount:                                         USD 10,000.00

Floating Amounts:

Floating Rate Payer:                                  Party A

CAP Rate:                                             Lower Collar as defined in Schedule A

Floating Rate Payer
Payment Date:                                         One  Business  Day  prior  to  the  25th  day of  each  month, commencing  on August 25,  2007 and ending on the  Termination
                                                      Date, inclusive,  subject to adjustment in accordance with the
                                                      Following Business Day Convention.

Floating Rate Option:                                 USD-LIBOR-BBA

Designated Maturity:                                  One  Month;  provided,  however,  that  if the  Floating  Rate
                                                      Option for any  Calculation  Period is greater  than  10.164%, then the  Floating  Rate  Option for such  Calculation  Period will be deemed to be 10.164%.

Spread:                                               Inapplicable

Floating Rate Payer
Day Count Fraction:                                   Actual/360

No Adjustment of
Period End Dates:                                     Inapplicable

Reset Dates:                                          The first day of each Floating Rate Payer Calculation Period

Rate Cut-Off Dates:                                   Inapplicable

Averaging:                                            Inapplicable

Compounding:                                          Inapplicable

Business Days:                                        New York and London

                                                      SCHEDULE A

------- -------------------------------- ----------------------- --------------
              CALCULATION PERIOD
------- -------------------------------- ----------------------- --------------
           FROM AND         TO BUT                USD                LOWER
         INCLUDING *      EXCLUDING *      CALCULATION AMOUNT      COLLAR %
------- --------------- ---------------- ----------------------- --------------
     1    30-Jul-07        25-Aug-07             345,975,000.00         7.8990
------- --------------- ---------------- ----------------------- --------------
     2    25-Aug-07        25-Sep-07             338,505,149.00         6.2660
------- --------------- ---------------- ----------------------- --------------
     3    25-Sep-07        25-Oct-07             331,197,673.00         6.4930
------- --------------- ---------------- ----------------------- --------------
     4    25-Oct-07        25-Nov-07             324,048,984.00         6.2660
------- --------------- ---------------- ----------------------- --------------
     5    25-Nov-07        25-Dec-07             317,055,575.00         6.4930
------- --------------- ---------------- ----------------------- --------------
     6    25-Dec-07        25-Jan-08             310,214,016.00         6.2660
------- --------------- ---------------- ----------------------- --------------
     7    25-Jan-08        25-Feb-08             303,520,957.00         6.2660
------- --------------- ---------------- ----------------------- --------------
     8    25-Feb-08        25-Mar-08             296,973,120.00         6.7350
------- --------------- ---------------- ----------------------- --------------
     9    25-Mar-08        25-Apr-08             290,567,302.00         6.2660
------- --------------- ---------------- ----------------------- --------------
    10    25-Apr-08        25-May-08             284,300,370.00         6.4930
------- --------------- ---------------- ----------------------- --------------
    11    25-May-08        25-Jun-08             278,169,264.00         6.2660
 * Such dates being subject to adjustment in accordance with the Business Day
                                  Convention
-------------------------------------------------------------------------------

Item 3.  Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The  statement  below that an Event of Default will apply to a specific  party means that upon the  occurrence of such an Event of  Default  with  respect  to such  party,  the  other  party  shall  have the  rights  of a
         Non-defaulting Party under Section 6 of this Agreement;  conversely,  the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)  The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B;
     provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first";
     provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support
     Annex shall not constitute an Event of Default under Section 5(a)(i) unless a Moody's Second Trigger Downgrade
     Event has occurred  and is  continuing  and at least 30 Local  Business  Days have elapsed  since such Moody's
     Second Trigger Downgrade Event first occurred.

(ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii) The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii)  will apply to Party A and will not apply to
     Party B except  that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations
     under  Paragraph  3(b);  provided,   however,  that  notwithstanding  anything  to  the  contrary  in  Section
     5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit  Support Annex shall not  constitute  an Event of Default under Section  5(a)(iii)
     unless a Moody's Second Trigger  Downgrade Event has occurred and is continuing and at least 30 Local Business
     Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

(iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)  The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi) The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold  Amount"  means  with  respect  to Party A an amount  equal to three  percent  (3%) of the shareholders'  equity of Party A or, if  applicable,  a guarantor  under an Eligible  Guarantee  with credit  ratings at least equal to the S&P Required  Ratings  Threshold and the Moody's Second Trigger
                  Threshold  (as  shown  in the  most  recent  annual  audited  financial  statements  of  such  entity determined in accordance with generally accepted accounting principles).

(vii) The "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B; provided, however,  that,  for purposes of applying  Section  5(a)(vii) to Party B: (A) Section  5(a)(vii)(2)  shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or  pursuant  to the  Pooling  and  Servicing  Agreement,  (C)  Section  5(a)(vii)(4)  shall not apply to a proceeding instituted,  or a petition presented,  by Party A or any of its Affiliates (for purposes of Section
     5(a)(vii)(4),  Affiliate  shall have the  meaning  set forth in Section  14,  notwithstanding  anything to the contrary in this Agreement),  (D) Section  5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Pooling and Servicing  Agreement,  or any  appointment  to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of
     Section  5(a)(vii),  in each case as modified in this Part 1(c)(vii),  and (G) Section  5(a)(vii)(9) shall not apply.

(viii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will not apply to
     Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific  party means that upon the  occurrence of such a Termination  Event,  if such specific party is the Affected  Party with respect to a Tax Event,  the
         Burdened  Party with  respect to a Tax Event Upon Merger  (except as noted  below) or the  non-Affected  Party with respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate  an  Early  Termination  Date in  accordance  with  Section  6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party  means that such party  shall not have such right;  provided,  however,  with respect to  "Illegality"  the statement that such event will apply to a specific party means that upon the occurrence of such a Termination  Event with respect to such party,  either party  shall have the right to  designate  an Early  Termination  Date in  accordance  with  Section 6 of this
         Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii)  will apply to Party A except that,  for purposes of the  application of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority,  or brought in a court of competent  jurisdiction, on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought with respect to a party to this  Agreement) or (y)", and the "TAX EVENT"  provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii) will apply to Party A and will apply to
                  Party B,  provided  that Party A shall not be  entitled to  designate  an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT  EVENT UPON MERGER"  provisions  of Section  5(b)(iv)  will not apply to Party A and will not apply to Party B.

(e)      The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to
         Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market Quotation will apply,  provided,  however,  that,  notwithstanding  anything to the contrary in this
                  Agreement,  if an Early  Termination  Date has been  designated as a result of a Derivative  Provider
                  Trigger Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be  deleted in its  entirety  and replaced with the following:

                           "MARKET  QUOTATION"  means,  with  respect to one or more  Terminated  Transactions,  a Firm
                           Offer  which is (1) made by an  Eligible  Replacement,  (2) for an amount that would be paid to Party B (expressed as a negative  number) or by Party B (expressed as a positive  number)
                           in  consideration  of an agreement  between Party B and such Eligible  Replacement  to enter into a  Replacement  Transaction,  and (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transaction  or group of  Transactions  are to be excluded but,  without limitation,  any payment or delivery  that would,  but for the  relevant  Early  Termination
                           Date, have been required  (assuming  satisfaction of each  applicable  condition  precedent)
                           after that Early Termination Date is to be included.

                  (B)      The  definition of Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with  respect  to any Early  Termination  Date,  an amount (as determined by Party B) equal to:

                           (a)      if,  on or  prior to such  Early  Termination  Date,  a  Market  Quotation  for the
                                    relevant  Terminated  Transaction or group of Terminated  Transactions  is accepted by Party B so as to become legally  binding,  the Termination  Currency  Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      if,  on  such  Early  Termination  Date,  no  Market  Quotation  for  the  relevant
                                    Terminated  Transaction  or group of Terminated  Transactions  has been accepted by
                                    Party B so as to become  legally  binding  and one or more Market  Quotations  from
                                    Approved  Replacements  have been  communicated  to Party B and  remain  capable of becoming  legally  binding upon  acceptance  by Party B, the  Termination  Currency
                                    Equivalent  of the amount  (whether  positive  or  negative)  of the lowest of such
                                    Market  Quotations (for the avoidance of doubt,  (I) a Market  Quotation  expressed as a  negative  number is lower  than a Market  Quotation  expressed  as a positive number and (II) the lower of two Market  Quotations  expressed as negative  numbers is the one with the largest absolute value); or

                           (c)      if,  on  such  Early  Termination  Date,  no  Market  Quotation  for  the  relevant
                                    Terminated  Transaction or group of Terminated  Transactions is accepted by Party B so  as to  become  legally  binding  and  no  Market  Quotation  from  an  Approved
                                    Replacement  has been  communicated  to Party B and  remains  capable  of  becoming legally  binding upon  acceptance by Party B, Party B's Loss  (whether  positive or negative and without  reference to any Unpaid Amounts) for the relevant  Terminated
                                    Transaction or group of Terminated Transactions."

                  (C)      If Party B requests  Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date.

                  (D)      If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply,
                           (I) Party B shall pay to Party A an amount  equal to the  absolute  value of the  Settlement
                           Amount in  respect  of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent  of the Unpaid  Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid  Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the  immediately  preceding clauses (II) and (III) shall be subject to netting in  accordance  with Section 2(c) of this
                           Agreement  and (y)  notwithstanding  any  other  provision  of this  Agreement,  any  amount payable  by Party A under  the  immediately  preceding  clause  (III)  shall  not be  netted against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Early  Termination Date at which two or more Market  Quotations from  Approved  Replacements  have  been  communicated  to  Party B and  remain  capable  of becoming  legally  binding upon  acceptance  by Party B, Party B shall be entitled to accept only the  lowest  of such  Market  Quotations  (for the  avoidance  of  doubt,  (I) a Market
                           Quotation  expressed as a negative  number is lower than a Market  Quotation  expressed as a positive number and (II) the lower of two Market  Quotations  expressed as negative  numbers is the one with the largest absolute value).

                  (F)      In  determining  whether or not a Firm Offer  satisfies  clause (B)(y) of the  definition of
                           Replacement  Transaction and whether or not a proposed  transfer  satisfies clause (e)(B)(y)
                           of the  definition of Permitted  Transfer,  Party B shall act in a  commercially  reasonable manner.

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A and Party B each make the following representation:

                           It is not  required by any  applicable  law, as modified by the  practice of any relevant governmental  revenue  authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any  payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement)  to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on: (i) the accuracy of any  representations  made  by the  other  party  pursuant  to  Section  3(f)  of this
                           Agreement or any such representations  contained in certifications  provided by any other person  or  entity  or  contained  in the  Pooling  and  Servicing  Agreement;  (ii)  the
                           satisfaction  of the  agreement  contained  in  Section  4(a)(i)  or  4(a)(iii)  of  this
                           Agreement and the accuracy and  effectiveness of any document provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this Agreement;  and (iii) the  satisfaction of the  agreement  of the  other  party  contained  in  Section  4(d) of this  Agreement, provided that it shall not be a breach of this  representation  where  reliance is placed on clause  (ii) and the other party does not  deliver a form or  document  under  Section
                           4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a corporation organized under the laws of the State of Delaware.

                  (B)      Party B makes the following representation(s):

                           (x) in the event the relevant court recognizes the Supplemental  Interest Trust as having a legal identity  independent of the  Supplemental  Interest Trust Trustee,  Party B is a
                           common  law  trust  organized  under  the  laws  of the  State  of New  York,  or (y) the
                           Supplemental  Interest Trust Trustee is a New York banking  corporation acting not in its individual  capacity but acting  solely in its capacity as  Supplemental  Interest  Trust
                           Trustee  under the Pooling and  Servicing  Agreement  pursuant to which the  Supplemental
                           Interest Trust was created and which is governed by New York law.

(b)      TAX PROVISIONS.

         (i)      GROSS UP. Section  2(d)(i)(4)  shall not apply to Party B as X, and Section  2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any  additional  amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX. The  definition of  "Indemnifiable  Tax" in Section 14 is deleted in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX" means,  in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A                An  original  properly  completed  and  executed   (i)  on or  before  the  first  payment  date
                       United States Internal  Revenue Service Form W-9   under this  Agreement,  including  any Credit
                       (or any  successor  thereto) with respect to any   Support  Document,  (ii)  promptly  upon  the
                       payments  received  or to be received by Party A   reasonable  demand by Party B, (iii) prior to
                       that  eliminates  U.S.  federal  withholding and   the   expiration  or   obsolescence   of  any
                       backup  withholding  Tax on  payments to Party A   previously  delivered form, and (iv) promptly
                       under this Agreement.                              upon the  information on any such  previously
                                                                          delivered   form   becoming   inaccurate   or
                                                                          incorrect.
Party B                An  original   completed  and  executed   United   (i)  on or  before  the  first  payment  date
                       States  Internal  Revenue  Service  Form W-9 (or   under this  Agreement,  including  any Credit
                       any  successor  thereto)  with  respect  to  any   Support  Document,  (ii) in the case of a tax
                       payments  received  or to be received by Party B   certification  form  other  than a Form  W-9,
                       under this Agreement.                              before  December 31 of each third  succeeding
                                                                          calendar   year,   (iii)  promptly  upon  the
                                                                          reasonable  demand by Party A, (iv)  prior to
                                                                          the   expiration  or   obsolescence   of  any
                                                                          previously   delivered  form,  and  (v)  upon
                                                                          receiving  actual  knowledge that information
                                                                          on any  such  previously  delivered  form has
                                                                          become obsolete or incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                   DATE BY WHICH TO                    COVERED BY SECTION
DELIVER DOCUMENT       CERTIFICATE                                      BE DELIVERED                        3(D) REPRESENTATION
Party A and            Any documents  required by the  receiving  party Upon the execution and delivery     Yes
Party B                to  evidence  the  authority  of the  delivering of this Agreement party or its Credit  Support  Provider,  if any,
                       for it to execute  and  deliver  the  Agreement,
                       each   Confirmation,   and  any  Credit  Support
                       Documents  to  which  it  is  a  party,  and  to
                       evidence the authority of the  delivering  party
                       or its Credit  Support  Provider  to perform its
                       obligations    under   the    Agreement,    each
                       Confirmation  and any Credit  Support  Document,
                       as the case may be
Party A and            A certificate  of an authorized  officer of the  Upon the execution and delivery     Yes
Party B                party,  as to the  incumbency  and authority of  of this Agreement the  respective  officers of the party  signing
                       the  Agreement,  each  Confirmation,   and  any
                       relevant Credit Support  Document,  as the case
                       may be
Party A                Annual    Report   of   Party   A    containing  Promptly upon becoming publicly     Yes
                       consolidated  financial statements certified by  available independent  certified  public  accountants and
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized
Party A                Quarterly  Financial   Statements  of  Party  A  Promptly upon becoming publicly     Yes
                       containing  unaudited,  consolidated  financial  available
                       statements   of  Party   A's   fiscal   quarter
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized.
Party A                An opinion  of  counsel  to Party A  reasonably  Upon the execution and delivery     No
                       acceptable to Party B.                           of this Agreement

Party A                A guarantee of Merrill Lynch & Co., Inc.         Upon the execution and delivery     No
                                                                        of this Agreement
Party A                An opinion  of  counsel to Party A's  Guarantor  Upon the execution and delivery     No
                       reasonably acceptable to Party B                 of this Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:                   Four World Financial Center, 18th Floor
                                    New York, New York 10080
         Attention:                 Swap Group
         Facsimile:                 917-778-0836
         Phone:                     212-449-2467

         (For all purposes)

         Additionally,  a copy of all notices  pursuant to Sections 5, 6 and 7 of the ISDA Master  Agreement as well as
any      changes to Party B's address, telephone number or facsimile number should be sent to:

         GMI Counsel
         Merrill Lynch
         Four World Financial Center, 12th Floor
         New York, New York 10080
         Attention: Swaps Legal
         Facsimile No.: 212-449-6993

         Address for notices or communications to Party B:

         Address: Deutsche Bank Trust Company Americas
                           1761 East St. Andrew Place
                           Santa Ana, CA 92705
         Attention:        Trust Administration-RF07H7
         Facsimile:        714-247-6000
         Phone:            714-855-1557

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions of Section 10(a) will apply to this  Agreement;  neither Party A nor Party B has any
         Offices other than as set forth in the Notices  Section and Party A agrees that,  for purposes of Section 6(b)
         of this Agreement, it shall not in the future have any Office other than one in the United States.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT.  The Calculation  Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect  to Party A, Party B shall  have the right to  appoint  as  Calculation  Agent a financial institution which would qualify as a Reference  Market-maker,  reasonably acceptable to Party A, the cost for which shall be borne by Party A.

                  (f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit Support Annex,  and any guarantee in support of Party A's obligations  under this
                           Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's  obligations  under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          Merrill Lynch & Co., Inc.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree  that the law of the State of New York  shall govern  their rights and duties in whole  (including  any claim or  controversy  arising out of or relating to this  Agreement),  without  regard to the  conflict  of law  provisions  thereof  other than New York  General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING OF PAYMENTS.  Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)      AFFILIATE.  "Affiliate" shall have the meaning assigned thereto in Section 14; provided,  however,  that Party
         B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of Section
         6(b)(ii).

PART 5.           OTHER PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each  Transaction  under this
         Agreement are subject to the 2000 ISDA  Definitions as published and copyrighted in 2000 by the  International
         Swaps and Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant respects by  the  provisions  set  forth  in the  Definitions,  without  regard  to any  amendment  to the  Definitions subsequent to the date hereof.  The  provisions of the  Definitions  are hereby  incorporated  by reference in and shall be  deemed a part of this  Agreement,  except  that (i)  references  in the  Definitions  to a "Swap
         Transaction"  shall  be  deemed  references  to a  "Transaction"  for  purposes  of this  Agreement,  and (ii)
         references  to a  "Transaction"  in this  Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the  Definitions.  Each term  capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         Each reference herein to a "Section"  (unless  specifically  referencing the Pooling and Servicing  Agreement)
         or to a  "Section"  "of this  Agreement"  will be  construed  as a  reference  to a Section of the ISDA Master
         Agreement;  each herein  reference  to a "Part" will be  construed  as a reference to the Schedule to the ISDA
         Master  Agreement;  each reference  herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended  by the  adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii)  is hereby  amended by adding the  following  at the end thereof:

                  Notwithstanding  anything  to the  contrary  in Section  2(a)(iii)(1),  if an Event of  Default  with respect to Party B or  Potential  Event of Default  with  respect  to Party B has  occurred  and been continuing  for more than 30 Local  Business  Days and no Early  Termination  Date in  respect of the
                  Affected  Transactions  has occurred or been  effectively  designated by Party A, the  obligations of
                  Party A under  Section  2(a)(i)  shall cease to be subject to the  condition  precedent  set forth in
                  Section  2(a)(iii)(1)  with  respect  to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC  EVENT");  provided,  however,  for the avoidance of doubt, the  obligations  of Party A under Section  2(a)(i)  shall be subject to the condition  precedent set forth in Section  2(a)(iii)(1)  (subject to the foregoing) with respect to any subsequent  occurrence of the same Event of Default with  respect to Party B or  Potential  Event of Default with respect to
                  Party B after the Specific  Event has ceased to be continuing  and with respect to any  occurrence of any other Event of Default  with  respect to Party B or  Potential  Event of Default  with respect to
                  Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF ACCOUNT.  Section 2(b) is hereby  amended by the addition of the  following  after the word
                  "delivery" in the first line thereof:  "to another account in the same legal and tax  jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section 3 is hereby  amended by adding at the end thereof the following  subsection
                  (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not  relying  on any  statement  or  representation  of the other party (whether  written or oral) regarding any Transaction  hereunder,  other than the  representations  expressly made in this Agreement or the  Confirmation in respect  of  that  Transaction  and  (ii) it has  consulted  with  its  own  legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading  decisions  based  upon its own  judgment  and upon any  advice  from  such advisors as it has deemed  necessary  and not upon any view  expressed by the other party.

                           (2)      Evaluation and  Understanding.  (i) It has the capacity to evaluate  (internally or through  independent  professional  advice) each  Transaction  and has made its own decision  to  enter  into  the  Transaction  and  (ii) it  understands  the  terms, conditions  and risks of the  Transaction  and is willing and able to accept  those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the  purposes of managing  its borrowings or  investments,  hedging its  underlying  assets or  liabilities  or in connection with a line of business.

                           (4)      Status  of  Parties.  The other  party is not  acting  as an  agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible swap participant" as such term is defined in, Section  35.1(b)(2) of the  regulations  (17 C.F.R.  35) promulgated under,  and an "eligible  contract  participant" as defined in Section  1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii) is hereby amended (i) by deleting the words
                  "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected  Party," and the words
                  ", which  consent  will not be withheld if such other  party's  policies in effect at such time would permit  it to enter  into  transactions  with  the  transferee  on the  terms  proposed"  and (ii) by deleting the words "to transfer"  and  inserting  the words "to effect a Permitted  Transfer" in lieu thereof.

         (vi)     JURISDICTION.  Section  13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph
                  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  (i) and inserting
                  "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS  DAY. The  definition  of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FAILURE TO POST  COLLATERAL.  If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in  accordance  with the Credit  Support  Annex and such failure has not given rise to an Event of Default  under  Section  5(a)(i) or Section  5(a)(iii),  then an Additional
                  Termination  Event  shall  have  occurred  with  respect  to  Party A and  Party A shall  be the sole
                  Affected Party with respect to such Additional Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  The  occurrence of any event  described in this Part 5(c)(ii)  shall constitute  an  Additional  Termination  Event with  respect to Party A and Party A shall be the sole
                  Affected Party with respect to such Additional Termination Event.

                  (A)      A Moody's  Second  Trigger  Downgrade  Event has occurred and is continuing  and at least 30
                           Local  Business Days have elapsed since such Moody's Second  Trigger  Downgrade  Event first occurred,  and at least one Eligible Replacement has made a Firm Offer that would,  assuming the occurrence of an Early  Termination  Date,  qualify as a Market  Quotation (on the basis that Part  1(f)(i)(A)  applies) and which remains  capable of becoming  legally binding upon acceptance.

                  (B)      An S&P Required  Ratings  Downgrade  Event has occurred  and is  continuing  and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

         (iii)    [Reserved.]

         (iv)     REGULATION AB:  If, upon the occurrence of a disclosure event pursuant to Section 3 of the
         Indemnification  Agreement,  dated July 30, 2007,  (the  "INDEMNIFICATION  AGREEMENT") by and a among Party A, the Depositor and the Sponsor,  Party A has not complied with the  requirements  set forth therein  concerning compliance  with  Regulation  AB, then an  Additional  Termination  Event shall have  occurred with respect to
         Party A and Party A shall be the sole affected party with respect to such Additional  Termination  Event.  The
         Depositor shall be an express third party beneficiary of this Agreement.

         (v)      [Reserved.]

         (vi)     OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event  shall  occur upon the earlier of (i) the  occurrence  of an  Optional  Termination  in  accordance  with  Article IX of the
                  Pooling and Servicing  Agreement or (ii) notice to  Certificateholders  of such Optional  Termination becoming unrescindable,  in accordance with Article IX of the Pooling and Servicing Agreement.  Party
                  B shall be the sole  Affected  Party with respect to such  Additional  Termination  Event;  provided, however,  that  notwithstanding  anything  to the  contrary  in  Section  6(b)(iv),  only Party B may designate an Early  Termination Date as a result of this Additional  Termination  Event. For purposes of determining the payment under Section 6(e) in respect of an Early  Termination  Date designated as a result of this Additional  Termination  Event,  for all Calculation  Periods  beginning on or after the Early  Termination  Date, the definition of Notional Amount in the Confirmation  shall be deleted in its entirety and replaced  with the  following:  "With  respect to each  Calculation  Period,  the
                  Scheduled  Amount for such  Calculation  Period as set forth in the  Schedule  of  Scheduled  Amounts attached  hereto  multiplied by the quotient of (A) the Notional  Amount for the  Calculation  Period
                  immediately  prior  to the  Early  Termination  Date  divided  by (B) the  Scheduled  Amount  for the
                  Calculation  Period  immediately  prior to the Early Termination Date as set forth in the Schedule of
                  Scheduled Amounts attached hereto.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  If a Required  Ratings  Downgrade  Event has occurred and is continuing, then  Party A shall,  at its own  expense,  use  commercially  reasonable  efforts  to, as soon as  reasonably practicable,  either (A) effect a Permitted  Transfer or (B) procure an Eligible Guarantee by a guarantor with credit  ratings  at  least  equal  to the S&P  Required  Ratings  Threshold  and the  Moody's  Second  Trigger
         Threshold.

(e)      [RESERVED.]

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Neither  this  Agreement  nor  any  interest  or  obligation  in or  under  this  Agreement  may  be transferred  (whether by way of security or  otherwise)  by either party unless (a) the prior written consent  of the other  party is  obtained  and (b) prior  written  notice is  provided  to the Rating
                  Agencies, except that:

                  (a)      Party  A  may  make  a  Permitted   Transfer  (1)  pursuant  to  Section   6(b)(ii)  or  the
                           Indemnification  Agreement,  (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or  substantially  all its assets to,  another  entity (but without  prejudice  to any other right or remedy under this  Agreement),  or (3) at any time at which no  Relevant  Entity has  credit  ratings at least  equal to the  Approved  Ratings
                           Threshold;

                  (b)      Party  B may  transfer  its  rights  and  obligations  hereunder  (1) in  connection  with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement; and

                  (c)      a party may make such a transfer of all or any part of its  interest  in any amount  payable to it from a Defaulting Party under Section 6(e).

                  Any purported transfer that is not in compliance with this Section will be void.

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which  remains an offer that will become  legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party B shall, at Party A's written request and at Party A's expense,  take any reasonable  steps required to be taken by Party B to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges  and agrees that,  notwithstanding  any provision in this Agreement to the contrary,  the  obligations of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders  or affiliates of the Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any transactions contemplated  hereby. In the event that the Supplemental  Interest Trust and the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding  and  following  the  realization  of the account held by the
         Supplemental  Interest Trust and the proceeds thereof,  any claims against or obligations of Party B under the
         ISDA Master  Agreement or any other  confirmation  thereunder  still  outstanding  shall be  extinguished  and thereafter not revive.  This provision will survive the termination of this Agreement.

(h)      [Reserved.]

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other  provision of this Agreement,  no Early  Termination
         Date shall be effectively  designated  hereunder by Party B and no transfer of any rights or obligations under this  Agreement  shall be made by either  party  unless each Rating  Agency has been  provided  prior  written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided  for in Section  2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding  any other provision of this Agreement or any other existing or future  agreement,  each party irrevocably  waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any obligation  between  it and the other  party  under any other  agreements.  Section  6(e)  shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision  to the  contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be  permitted  by either party unless each of the
         Rating Agencies has been provided prior written notice of the same.

(l)      NOTICE OF CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party agrees,  upon learning of the occurrence or existence of any event or  condition  that  constitutes  (or that with the  giving of notice or  passage of time or both would  constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other Party and to each Rating  Agency  notice of such event or  condition;  provided  that failure to provide notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an Event of Default or a
         Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute against,  or cause any other person to institute against,  or join any other person in instituting against Party B, the Depositor,  the Supplemental  Interest Trust, or the
         trust  formed  pursuant  to  the  Pooling  and  Servicing  Agreement,   in  any  bankruptcy,   reorganization,
         arrangement,  insolvency  or  liquidation  proceedings  or  other  proceedings  under  any  federal  or  state bankruptcy or similar law for a period of one year (or, if longer,  the applicable  preference period) and one day  following  payment  in  full  of the  Certificates  and  any  Notes.  This  provision  will  survive  the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST  TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood  and agreed by the parties  hereto that (i) this  Agreement is executed and  delivered by Deutsche  Bank Trust  Company  Americas
         ("DBTCA"),  not  individually  or  personally,  but  solely as  Supplemental  Interest  Trust  Trustee  of the
         Supplemental  Interest  Trust under the Pooling and  Servicing  Agreement  pursuant to which the  Supplemental
         Interest  Trust was formed,  in the exercise of the powers and authority  conferred upon and vested in it, and pursuant  to  instructions  set forth  therein,  (ii) DBTCA has been  directed  pursuant  to the  Pooling  and
         Servicing Agreement to enter into this Agreement and to perform its obligations  hereunder,  (iii) each of the representations,  undertakings  and agreements  herein made on the part of Party B is made and intended not as personal  representations,  undertakings  or  agreements  of DBTCA,  but is made and  intended  solely for the purpose of binding only the Supplemental  Interest Trust,  (iv) nothing herein contained shall be construed as imposing any liability  upon DBTCA,  individually  or personally,  to perform any covenant,  either express or implied, contained herein (including,  for the avoidance of doubt, any liability,  individually or personally, for any failure or delay in making a payment  hereunder  to Party A due to any  failure or delay in  receiving amounts  held in the account  held by the  Supplemental  Interest  Trust  created  pursuant to the Pooling and
         Servicing  Agreement) and all such liability,  if any, is hereby expressly waived by the parties hereto and by any Person  claiming  by,  through or under the  parties  hereto and such  waiver  shall bind any third  party making a claim by or  through  one of the  parties  hereto,  and (v)  under no  circumstances  shall  DBTCA be personally  liable for the payment of any  indebtedness or expenses of Party B, or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken  by Party B under this
         Agreement  or any  related  documents,  as to all of which  recourse  shall be had solely to the assets of the
         Supplemental Interest Trust in accordance with the Pooling and Servicing Agreement.

(o)      SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any  party or  circumstance,  shall be held to be  invalid  or  unenforceable  (in whole or in part) in any respect, the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement  and the deletion of such  portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations of the parties;  provided,  however, that this  severability  provision  shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition  or  provision in Section 14 to the extent it relates to, or is used in or in  connection  with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor  to engage in good faith  negotiations  to replace  any invalid or  unenforceable term,  provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition, the  economic  effect of which  comes as close as  possible  to that of the  invalid  or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR PARTY B. Party A  acknowledges  that  Deutsche  Bank Trust  Company  Americas has been  appointed as agent under  Pooling and  Servicing  Agreement  to carry out certain  functions on behalf of Party B, and that
         Deutsch  Bank Trust  Company  Americas  shall be  entitled  to give  notices  and to perform  and  satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      [Reserved.]

(r)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring or recording,  at any time and from time to  time,  by the  other  party of any and all  communications  between  trading,  marketing,  and  operations personnel of the parties and their  Affiliates,  waives any further  notice of such  monitoring  or recording, and agrees to notify such  personnel  of such  monitoring  or  recording.  Each party  agrees to provide  such recording to the other party upon reasonable request.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that  the  text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form  of  the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and  copyrighted in 1992 by the  International  Swaps and  Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby  agrees that,  unless  notified in writing by Party B of other  payment instructions,  any and all  amounts  payable by Party A to Party B under this  Agreement  shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF PARTY A. Party A  represents  to Party B on the date on which Party A enters into each Transaction that:--

                           Party A's  obligations  under  this  Agreement  rank pari  passu with all of Party A's other unsecured,  unsubordinated  obligations  except those obligations  preferred by operation of law.

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which  Party A enters  into this  Agreement that it is entering  into the  Agreement  and the  Transaction  as principal  and not as agent of any person.  The  Supplemental  Interest  Trust  Trustee  represents  to Party A on the date on which the
                  Supplemental  Interest  Trust Trustee  executes this Agreement that it is executing the Agreement not individually  but solely in its  capacity as  Supplemental  Interest  Trust  Trustee on behalf of the
                  Supplemental Interest Trust.

(w)      ACKNOWLEDGEMENTS.

         (i)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and acknowledges as of the date  hereof  that the other  party has  engaged  in (or  refrained  from  engaging  in)  substantial financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being  entered into on the terms and  conditions set forth  herein and in the  Pooling  and  Servicing  Agreement  relating  to such  Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

         (ii)     BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting  the  applicability  if any, of any other provision  of the  U.S.  Bankruptcy  Code as  amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections  362, 546, 556, and 560 thereof and the  applicable  definitions  in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered  into  hereunder  will constitute  "forward  contracts"  or "swap  agreements"  as defined in Section 101 of the  Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the Bankruptcy  Code,  that the rights of the parties  under  Section 6 of this  Agreement  will  constitute  contractual  rights to  liquidate
                  Transactions,  that any  margin or  collateral  provided  under  any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto  will  constitute  a "margin  payment"  as defined in
                  Section 101 of the Bankruptcy  Code, and that the parties are entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      LIMITATION  ON EVENTS OF DEFAULT.  Notwithstanding  the  provisions  of Sections 5 and 6, with  respect to any
         Transaction,  if at any time and so long as Party B has  satisfied in full all its payment  obligations  under
         Section 2(a)(i) in respect of the Transaction with the reference number 07DL22389,  3663994,  3663993 (each, a
         "Cap Transaction") and has at the time no future payment  obligations,  whether absolute or contingent,  under such  Section in respect of such Cap  Transaction,  then unless  Party A is required  pursuant to  appropriate proceedings  to return to Party B or  otherwise  returns to Party B upon  demand of Party B any portion of any such payment in respect of such Cap  Transaction,  (a) the  occurrence  of an event  described in Section 5(a)
         with respect to Party B shall not  constitute  an Event of Default or Potential  Event of Default with respect to Party B as  Defaulting  Party in  respect  of such Cap  Transaction  and (b) Party A shall be  entitled  to designate  an Early  Termination  Date  pursuant  to Section 6 in respect  of such Cap  Transaction  only as a result of the occurrence of a Termination  Event set forth in either Section  5(b)(i) or 5(b)(ii) with respect to Party A as the Affected  Party,  or Section  5(b)(iii) with respect to Party A as the Burdened  Party.  For purposes  of the  Transaction  identified  by the  reference  numbers  07DL22389,  3663994,  3663993,  Party A acknowledges  and agrees that Party B's only payment  obligation  under Section 2(a)(i) in respect of each Cap
         Transaction is to pay the related Fixed Amount on the related Fixed Amount Payer Payment Date.

(y)      [Reserved.]

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

         "APPROVED  RATINGS  THRESHOLD" means each of the S&P Approved Ratings  Threshold and the Moody's First Trigger
         Ratings Threshold.

         "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market Quotation, which entity would  satisfy  conditions  (a),  (b), (c) and (d) of the  definition  of Permitted  Transfer (as determined  by Party B in its sole  discretion,  acting in a  commercially  reasonable  manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

         "DERIVATIVE  PROVIDER  TRIGGER  EVENT"  means  (i) an Event of  Default  with  respect  to which  Party A is a
         Defaulting  Party,  (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii)
         an Additional Termination Event with respect to which Party A is the sole Affected Party.

         "ELIGIBLE  GUARANTEE" means an unconditional and irrevocable  guarantee of all present and future  obligations of Party A under this  Agreement  (or,  solely for purposes of the  definition  of Eligible  Replacement,  all present and future  obligations  of such Eligible  Replacement  under this  Agreement or its  replacement,  as applicable)  which is provided by a guarantor  as  principal  debtor  rather than surety and which is directly enforceable  by Party B, the form and  substance  of which  guarantee  are  provided  in advance to the Rating
         Agencies  and  either  (A) a law  firm has  given a legal  opinion  confirming  that  none of the  guarantor's payments to Party B under such  guarantee  will be subject to deduction or Tax  collected by  withholding  and such opinion has been  delivered to Moody's,  or (B) such  guarantee  provides  that, in the event that any of such  guarantor's  payments  to Party B are  subject  to  deduction  or Tax  collected  by  withholding,  such guarantor is required to pay such  additional  amount as is  necessary to ensure that the net amount  actually received by Party B (free and clear of any Tax  collected by  withholding)  will equal the full amount Party B would have received had no such deduction or withholding  been required,  or (C) in the event that any payment under such  guarantee is made net of deduction or  withholding  for Tax,  Party A is required,  under  Section
         2(a)(i),  to make such additional  payment as is necessary to ensure that the net amount actually  received by
         Party B from the  guarantor  will equal the full amount Party B would have  received had no such  deduction or withholding been required.

         "ELIGIBLE  REPLACEMENT"  means an entity (A) that  lawfully  could  perform the  obligations  owing to Party B under this Agreement (or its  replacement,  as  applicable),  (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required  Ratings  Threshold or (y) all present and future  obligations of which entity owing to Party B under this  Agreement (or its  replacement,  as  applicable)  are  guaranteed  pursuant to an
         Eligible  Guarantee  provided by a guarantor  with credit  ratings from S&P at least equal to the S&P Required
         Ratings  Threshold,  in either  case if S&P is a Rating  Agency,  and (II) (x) which has credit  ratings  from
         Moody's  at least  equal to the  Moody's  Second  Trigger  Ratings  Threshold  or (y) all  present  and future obligations of which entity owing to Party B under this  Agreement (or its  replacement,  as  applicable)  are guaranteed  pursuant to an Eligible  Guarantee  provided by a guarantor  with credit  ratings  from Moody's at least equal to the Moody's Second  Trigger  Ratings  Threshold,  in either case if Moody's is a Rating Agency, and (C) that has executed an  indemnification  agreement  with Depositor and the Sponsor in form and substance similar to the  Indemnification  Agreement.  Upon request by Party B, all credit  ratings  referred to in this definition shall be provided in writing to Party B.

         "FINANCIAL  INSTITUTION"  means a bank,  broker/dealer,  insurance company,  structured  investment company or derivative product company or Merrill Lynch & Co., Inc.

         "FIRM  OFFER"  means a quotation  from an Eligible  Replacement  (i) in an amount  equal to the actual  amount payable by or to Party B in  consideration  of an agreement  between Party B and such Eligible  Replacement to replace  Party A as the  counterparty  to this  Agreement  by way of  novation  or,  if such  novation  is not possible,  an agreement between Party B and such Eligible Replacement to enter into a Replacement  Transaction
         (assuming that all  Transactions  hereunder  become  Terminated  Transactions),  and (ii) that  constitutes an offer by such  Eligible  Replacement  to replace  Party A as the  counterparty  to this  Agreement  or enter a
         Replacement  Transaction  that will become legally binding upon such Eligible  Replacement  upon acceptance by
         Party B.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

         "MOODY'S FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible
         Guarantee,  or an Eligible Replacement,  (i) if such entity has a short-term unsecured and unsubordinated debt rating from  Moody's,  a long-term  unsecured  and  unsubordinated  debt  rating or  counterparty  rating from
         Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from Moody's of "Prime-1",  or (ii)
         if such entity does not have a short-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from Moody's,  a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's of
         "A1".

         "MOODY'S  SECOND  TRIGGER  Downgrade  EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

         "MOODY'S SECOND TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
         Guarantee,  or an Eligible Replacement,  (i) if such entity has a short-term unsecured and unsubordinated debt rating from  Moody's,  a long-term  unsecured  and  unsubordinated  debt  rating or  counterparty  rating from
         Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from Moody's of "Prime-2",  or (ii)
         if such entity does not have a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

         "PERMITTED  TRANSFER"  means a  transfer  by  novation  by  Party  A,  pursuant  to  Section  6(b)(ii)  or the
         Indemnification  Agreement,  or which is  described  in  Sections  7(a)(2) or (3) (as  amended  herein),  to a transferee (the "TRANSFEREE") of Party A's rights,  liabilities,  duties and obligations under this Agreement, with respect to which  transfer  each of the  following  conditions  is  satisfied:  (a) the  Transferee is an
         Eligible  Replacement;  (b) Party A and the  Transferee  are both  "dealers in notional  principal  contracts"
         within  the  meaning  of  Treasury  regulations  section  1.1001-4;  (c) as of the date of such  transfer  the
         Transferee  would not be  required  to  withhold  or deduct on  account  of Tax from any  payments  under this
         Agreement or would be required to gross up for such Tax under Section  2(d)(i)(4);  (d) an Event of Default or
         Termination  Event would not occur as a result of such  transfer;  (e) the  Transferee  contracts with Party B pursuant to a written  instrument (the "TRANSFER  AGREEMENT") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights,  liabilities,  duties and obligations under the Agreement and all relevant Transactions,  which terms are identical to the terms of this Agreement,  other than party names, dates relevant to the effective date of such transfer,  tax  representations  (provided that the  representations in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the substitute  counterparty of the type included in Part 5(b)(iv),  Part 5(v)(i)(2) or Part 5(v)(ii),  notice information  and account  details,  and (ii) each Rating  Agency has been given prior  written  notice of such transfer,  or (B) (i) on terms that (x) have the effect of preserving  for Party B the economic  equivalent of all payment and delivery  obligations  (whether  absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)  under this Agreement  immediately  before such transfer and (y) are, in all material  respects,  no less beneficial for Party B than the terms of this Agreement  immediately  before such transfer,  as  determined by Party B, and (ii) The Rating  Agencies  have been given prior  written  notice of such  transfer and; (f) Party A will be  responsible  for any costs or expenses  incurred in  connection  with such transfer  (including  any  replacement  cost of entering into a  replacement  transaction);  and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

         "RATING  AGENCIES" mean,  with respect to any date of  determination,  each of S&P and Moody's,  to the extent that each such rating agency is then providing a rating for any of the RALI Series  2007-QH7  Trust,  Mortgage
         Asset-Backed  Pass-Through  Certificates,  Series 2007-QH7 (the  "Certificates") or any notes backed by any of the Certificates (the "Notes").

         "RELEVANT ENTITIES" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

         "REPLACEMENT  TRANSACTION"  means,  with  respect  to  any  Terminated  Transaction  or  group  of  Terminated
         Transactions,  a transaction or group of transactions  that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights,  liabilities,  duties and  obligations  under this  Agreement  and all relevant  Transactions,  which terms are  identical  to the terms of this  Agreement, other than party names, dates relevant to the effective date of such transfer,  tax representations  (provided that the  representations  in Part  2(a)(i) are not  modified)  and any other  representations  regarding  the status  of the  substitute  counterparty  of the type  included  in Part  5(b)(iv),  Part  5(v)(i)(2)  or Part
         5(v)(ii),  notice  information  and  account  details,  save  for the  exclusion  of  provisions  relating  to
         Transactions  that are not Terminated  Transactions,  or (B) (x) would have the effect of preserving for Party
         B the economic  equivalent  of any payment or delivery  (whether  the  underlying  obligation  was absolute or contingent and assuming the  satisfaction  of each  applicable  condition  precedent)  under this Agreement in respect  of  such  Terminated  Transaction  or  group  of  Terminated  Transactions  that  would,  but for the occurrence of the relevant  Early  Termination  Date,  have been required  after that date,  and (y) has terms which are, in all material  respects,  no less  beneficial for Party B than those of this Agreement  (save for the exclusion of provisions relating to Transactions that are not Terminated  Transactions),  as determined by
         Party B.

         "REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the
         Required Ratings Threshold.

         "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold and the the Moody's  Second
         Trigger Ratings Threshold.

         "S&P"  means  Standard & Poor's  Rating  Services,  a division  of The  McGraw-Hill  Companies,  Inc.,  or any successor thereto.

         "S&P APPROVED RATINGS  THRESHOLD" means,  with respect to Party A, the guarantor under an Eligible  Guarantee, or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such  entity  does not have a  short-term  unsecured  and  unsubordinated  debt  rating  from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

         "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings from S&P at least equal to the S&P Required Ratings Threshold.

         "S&P REQUIRED RATINGS  THRESHOLD" means,  with respect to Party A, the guarantor under an Eligible  Guarantee, or an  Eligible  Replacement,  (I) if such entity is a  Financial  Institution,  a  short-term  unsecured  and unsubordinated  debt rating of "A-2" from S&P,  or, if such entity does not have a  short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or  counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial  Institution,  a short-term unsecured and unsubordinated  debt rating of "A-1" from S&P,  or, if such entity does not have a  short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or  counterparty rating of "A+" from S&P.

                                   [Remainder of this page intentionally left blank.]

Item 4.  Account Details and Settlement Information:

Payments to Party A:                To be Provided

Payments to Party B:                Deutsche Bank Trust Company Americas
                                    ABA# 021001033
                                    Acct. 014-19-633
                                    Acct. Name:  NYLTD Funds Control-Stars West
                                    Attn:  RALI Series 2007-QH7 Trust

This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this  Transaction  with you and we look forward to completing  other  transactions with you in the near future.

Very truly yours,

         MERRILL LYNCH CAPITAL SERVICES, INC.

By:      _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts  and  confirms  the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY  AMERICAS,  not in its  individual  capacity,  but solely as the  Supplemental  Interest
Trust  Trustee  on behalf of the  Supplemental  Interest  Trust  with  respect to the RALI  Series  2007-QH7  Trust,
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QH7

By:      _______________________________
         Name:
         Title:

By:      _______________________________
         Name:
         Title:

                                                      ANNEX A

                                      PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                        CAP CORRIDOR
REFERENCE NUMBER: 07DL22389, 3663994, 3663993

                                                                                                             ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement

                                         dated as of July 30, 2007 between

                                        Merrill Lynch Capital Services, Inc.
                                 (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
 Deutsche Bank Trust Company Americas, not individually, but solely as the Supplemental Interest Trust Trustee (the
    "Supplemental Interest Trust Trustee") on behalf of the supplemental interest trust with respect to the RALI
                                Series 2007-QH7 (the "Supplemental Interest Trust")]
                             (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented  in the  Confirmation  dated July 30,
2007, between Party A and Party B, Reference Number 07DL22389, 3663994, 3663993.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that:

                           (I)      the words "upon a demand made by the  Secured  Party on or promptly  following a
                                    Valuation  Date"  shall be deleted and  replaced  with the words "not later than the close of business on each Valuation Date",

                           (II)     the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii) the Value as of that  Valuation  Date of all Posted Credit Support held by the Secured  Party."  shall be deleted in its  entirety  and  replaced  with the following:

                                    "The  "DELIVERY  AMOUNT"  applicable to the Pledgor for any Valuation  Date will equal the greatest of

                                    (1)     the  amount  by  which  (a) the  S&P  Credit  Support  Amount  for  such
                                            Valuation Date exceeds (b) the S&P Value,  as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

                                     (2)    the  amount by which (a) the  Moody's  Credit  Support  Amount  for such
                                            Valuation  Date  exceeds (b) the  Moody's  Value,  as of such  Valuation
                                            Date, of all Posted Credit Support held by the Secured Party.

                            (III)   if, on any Valuation  Date, the Delivery  Amount equals or exceeds the Pledgor's
                                    Minimum  Transfer  Amount,  the  Pledgor  will  Transfer  to the  Secured  Party sufficient  Eligible Credit Support to ensure that,  immediately  following such transfer, the Delivery Amount shall be zero.

(B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b), except that:

                           (I)      the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii) the Credit Support  Amount." shall be deleted in its entirety and replaced with the following:

                                    "The "RETURN  AMOUNT"  applicable to the Secured  Party for any  Valuation  Date will equal the least of

                                    (1)     the amount by which (a) the S&P Value,  as of such  Valuation  Date,  of all Posted Credit  Support held by the Secured Party exceeds (b) the S&P
                                            Credit Support Amount for such Valuation Date,

                                    (2)     the amount by which (a) the Moody's Value,  as of such  Valuation  Date, of all Posted  Credit  Support held by the Secured Party exceeds (b) the
                                            Moody's Credit Support Amount for such Valuation Date.

                            (II)    in no event shall the Secured  Party be required to Transfer  any Posted  Credit
                                    Support under  Paragraph  3(b) if,  immediately  following  such  transfer,  the
                                    Delivery Amount would be greater than zero.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation  Date,  reference shall be made to the S&P Credit Support Amount or the
                           Moody's  Credit  Support  Amount in each case for such  Valuation  Date,  as  provided in
                           Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"  (for the  avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                            S&P                                           MOODY'S
                                                          APPROVED     S&P REQUIRED    MOODY'S FIRST       SECOND
                                                          RATINGS         RATINGS         TRIGGER         TRIGGER
                                                         VALUATION       VALUATION       VALUATION       VALUATION
                      COLLATERAL                         PERCENTAGE     PERCENTAGE       PERCENTAGE      PERCENTAGE
(A)  Cash                                                   100%            80%             100%            100%
(B)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining
     maturity on such date of not more than one year       98.0%           78.4%            100%            100%
(C)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining
     maturity  on such  date of more than one year but     92.6%           74.1%            100%            94%
     not more than ten years
(D)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining     84.6%           67.7%            100%            87%
     maturity on such date of more than ten years
(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "MOODY'S  THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  if a Moody's First Trigger
                           Downgrade  Event has occurred and is continuing and such Moody's First Trigger  Downgrade
                           Event has been  continuing  (i) for at least 30 Local  Business  Days or (ii)  since this
                           Annex was executed, zero; otherwise, infinity.

                           "S&P  THRESHOLD"  means,  with  respect  to  Party A and any  Valuation  Date,  if an S&P
                           Approved  Ratings  Downgrade  Event has occurred and is continuing  and such S&P Approved
                           Ratings  Downgrade  Event has been  continuing (i) for at least 10 Local Business Days or
                           (ii) since this Annex was executed, zero; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of any  Certificates  and the aggregate principal  balance of any Notes rated by S&P is at the time of any transfer less than USD
                           50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT" means Party A; provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate as
                  Valuation Agent an independent party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in  accordance  with standard  market  practice,  including,  in the event of a dispute as to the Value of any Eligible
                  Credit  Support or Posted  Credit  Support,  by making  reference  to  quotations  received by the
                  Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION  DATE" means each Local Business Day on which any of the S&P Threshold or the Moody's  Threshold is  zero.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A: any Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and  5(ii),  the S&P Value and the  Moody's  Value on any date,  of  Eligible  Collateral  will be calculated as follows:

                  For Eligible Collateral other than Cash listed in Paragraph 13(b)(ii):  the sum of (A) the product of (1)(x)  the bid price at the  Valuation  Time for such  securities  on the  principal  national securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange,  the bid price for such securities quoted at the Valuation Time by any principal  market maker for such securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may
                  be) at the  Valuation  Time  for the day  next  preceding  such  date on which  such  prices  were available and (2) the applicable Valuation  Percentage for such Eligible  Collateral,  and (B) the accrued interest on such securities  (except to the extent  Transferred to the Pledgor pursuant to
                  Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately  preceding clause (A)) as of such date.

                  For Cash,  the amount  thereof  multiplied,  in the case of the S&P Value,  by the  applicable S&P
                  Valuation Percentage.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any  Custodian)  will be entitled to hold
                  Posted Collateral pursuant to Paragraph 6(b).

                  Party B may  appoint as  Custodian  (A) the entity then  serving as  Supplemental  Interest  Trust
                  Trustee  or (B) any entity  other than the entity  then  serving as  Supplemental  Interest  Trust
                  Trustee if such other entity (or, to the extent  applicable,  its parent company or credit support provider) shall then have credit ratings from S&P at least equal to the Custodian  Required Rating
                  Threshold.  If at any time the Custodian  does not have credit  ratings from S&P at least equal to the Custodian  Required Rating Threshold,  the Supplemental  Interest Trust Trustee must within 60 days obtain a replacement  Custodian  with credit ratings from S&P at least equal to the Custodian
                  Required Rating Threshold.

                  Initially, the CUSTODIAN for Party B is: The Supplemental Interest Trust Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions of Paragraph  6(c) will not apply to Party B or its  Custodian;
                  provided,  however,  that if Party A delivers Posted Collateral in book-entry form, then Paragraph
                  6(c)(ii) will apply to Party B and its  Custodian,  and Party B and its  Custodian  shall have the rights specified in Paragraph 6(c)(ii).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash that is held by Party B or its Custodian.  Posted  Collateral in the form of Cash may be invested,  pursuant to the Pooling and Servicing Agreement,  in Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1 by  Moody's or Aaa by  Moody's,  as  directed  by
                  Party A (unless  (x) an Event of Default or an  Additional  Termination  Event has  occurred  with respect to which Party A is the  defaulting  or sole  Affected  Party or (y) an Early  Termination
                  Date has been designated,  in which case such Posted Collateral shall be held  uninvested).  Gains and losses  incurred  in respect of any  investment  of Posted  Collateral  in the form of Cash in
                  Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest Amount will be made on the second Local Business
                  Day following the end of each calendar  month and on any other Local  Business Day on which Posted
                  Collateral  in the  form of  Cash is  Transferred  to the  Pledgor  pursuant  to  Paragraph  3(b);
                  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to Party A
                  shall be limited to the extent that Party B has earned and received  such funds and such funds are available  to Party B. The last  sentence of  Paragraph  6(d)(ii) is hereby  amended by adding the words "actually received by Party B but" after the words "Interest Amount or portion thereof".

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

(iv)     DISTRIBUTIONS.  Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

                  "Distributions.  Subject to Paragraph 4(a), if Party B receives  Distributions on a Local Business
                  Day,  it  will  Transfer  to  Party  A not  later  than  the  following  Local  Business  Day  any
                  Distributions  it receives to the extent that a Delivery  Amount would not be created or increased by that  Transfer,  as  calculated  by the Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation Date for this purpose)."

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, To be advised.

         If to Party B,    Deutsche Bank Trust Company Americas

                           1761 East St. Andrew Place

                           Santa Ana, California 92705

                           Attention: Trust Administration - RF07H7

                           Facsimile:  714-247-6000

                           Phone:  714-855-1557

         If to Party B's Custodian:  Same as to Party B above.

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified in writing from time to time by the party to which such Transfer will be made.

(m)      OTHER PROVISIONS.

(i)      COLLATERAL ACCOUNT.  Party B shall open and maintain a non-interest  bearing segregated account,  and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof  "S&P Value,  Moody's  Value".  Paragraph  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value and a Moody's  Value" and (B) deleting the words "the Value" and  inserting in lieu thereof  "S&P Value and Moody's  Value".  Paragraph 5
                  (flush  language) is hereby  amended by deleting  the word  "Value" and  inserting in lieu thereof
                  "S&P Value or Moody's  Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value and Moody's  Value".  Paragraph  5(i)(C) is
                  hereby  amended by deleting  the word "the Value,  if" and  inserting  in lieu thereof "any one or more of the S&P  Value or  Moody's  Value as may be".  Paragraph  5(ii) is hereby  amended  by (1)
                  deleting  the first  instance of the words "the Value" and  inserting  in lieu thereof "any one or more of the S&P Value or Moody's  Value" and (2)  deleting  the second  instance of the words "the
                  Value"  and  inserting  in lieu  thereof  "such  disputed  S&P Value or  Moody's  Value".  Each of
                  Paragraph  8(b)(iv)(B)  and  Paragraph  11(a) is hereby  amended by deleting  the word "Value" and inserting in lieu thereof "least of the S&P Value and Moody's Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default  to exist  with  respect to
                  Party B  except  that  Paragraph  7(i)  will  apply  to Party B solely  in  respect  of Party  B's obligations  under  Paragraph 3(b) of the Credit Support  Annex.  Notwithstanding  anything to the contrary in  Paragraph  7, any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by Party A under the Credit  Support  Annex shall only be an Event of
                  Default if a Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and at least
                  30 Local  Business  Days have elapsed  since such Moody's  Second  Trigger  Downgrade  Event first occurred.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in maintenance and any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

         (viii)   SUPPLEMENTAL INTEREST TRUST TRUSTEE LIABILITY.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank Trust Company
Americas ("DBTCA"), not individually or personally, but solely as Supplemental Interest Trust
Trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement pursuant to which the Supplemental Interest Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein, (ii) DBTCA has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder, (iii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings or agreements of DBTCA, but is made and intended solely for the purpose of binding only the Supplemental Interest Trust, (iv) nothing herein contained shall be construed as imposing any liability upon DBTCA, individually or personally, to perform any covenant, either express or implied, contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Supplemental Interest
Trust created pursuant to the Pooling and Servicing Agreement) and all such liability, if any, is hereby expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (v) under no circumstances shall DBTCA be personally liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any related documents, as to all of which recourse shall be had solely to the assets of the Supplemental
Interest Trust in accordance with the Pooling and Servicing Agreement.

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "CUSTODIAN  REQUIRED RATING THRESHOLD"  means,  with respect to an entity, a short-term  unsecured and  unsubordinated  debt rating from S&P of "A-1," or, if such entity does not have a  short-term unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that (1) after the word  "Agreement"
                  the  words  "(assuming,  for this  purpose  only,  that Part  1(f)(i)(A)-(E)  of the  Schedule  is deleted)"  shall be inserted and (2) at the end of the  definition  of  Exposure,  the words "with terms  that are,  in all  material  respects,  no less  beneficial  for Party B than those of this
                  Agreement" shall be added.

                  "LOCAL BUSINESS DAY" means,  for purposes of this Annex: any day on which (A) commercial banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in New
                  York and the location of Party A, Party B and any Custodian,  and (B) in relation to a Transfer of
                  Eligible  Collateral,  any day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for acceptance  and execution of settlement  instructions
                  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which  delivery  is contemplated  by other  means a day on which  commercial  banks are open for  business  (including dealings in foreign exchange and foreign  deposits) in New York and the location of Party A, Party
                  B and any Custodian.

                  "MOODY'S CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the Moody's  Threshold for such Valuation Date is zero and (i) it is not the case that a Moody's  Second  Trigger  Downgrade  Event has  occurred  and is  continuing  or (ii) a
                           Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and less than 30
                           Local Business Days have elapsed since such Moody's Second Trigger  Downgrade Event first occurred,  an  amount  equal to the  greater  of (x) zero and (y) the sum of the  Secured
                           Party's  Exposure and the aggregate of Moody's First Trigger  Additional  Amounts for all
                           Transactions and such Valuation Date;

                  (B)      if the Moody's  Threshold for such  Valuation  Date is zero and a Moody's  Second Trigger
                           Downgrade  Event has occurred and is continuing  and at least 30 Local Business Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  an amount equal to the greatest of (x) zero, (y) the aggregate  amount of the Next Payments for all
                           Next Payment Dates,  and (z) the sum of the Secured Party's Exposure and the aggregate of
                           Moody's Second Trigger  Additional  Amounts for all Transactions and such Valuation Date;
                           or

                  (C)      if the Moody's Threshold for such Valuation Date is infinity, zero.

                  "MOODY'S FIRST TRIGGER ADDITIONAL AMOUNT" means, for any Valuation Date and any Transaction,

                            the product of (i) the  applicable  Moody's First  Trigger  Factor set forth in Table 1,
                           (ii) the  Scale  Factor,  if any,  for  such  Transaction,  or,  if no  Scale  Factor  is applicable for such Transaction,  one, and (iii) the Notional Amount for such Transaction for the  Calculation  Period  for  such  Transaction  (each  as  defined  in the  related
                           Confirmation) which includes such Valuation Date.

                  "MOODY'S  FIRST TRIGGER  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST TRIGGER  NOTIONAL  AMOUNT  MULTIPLIER"  means (A) if each Local  Business Day is a
                  Valuation Date, 2%, or (B) otherwise, 4%.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER ADDITIONAL AMOUNT" means, for any Valuation Date and any Transaction,

                  (A)      if such Transaction is not a Transaction-Specific Hedge,

                            the product of (i) the  applicable  Moody's  Second Trigger Factor set forth in Table 2,
                           (ii) the  Scale  Factor,  if any,  for  such  Transaction,  or,  if no  Scale  Factor  is applicable for such Transaction,  one, and (iii) the Notional Amount for such Transaction for the  Calculation  Period  for  such  Transaction  (each  as  defined  in the  related
                           Confirmation) which includes such Valuation Date; or

                  (B)      if such Transaction is a Transaction-Specific Hedge,

                            the product of (i) the  applicable  Moody's  Second Trigger Factor set forth in Table 3,
                           (ii) the  Scale  Factor,  if any,  for  such  Transaction,  or,  if no  Scale  Factor  is applicable for such Transaction,  one, and (iii) the Notional Amount for such Transaction for the  Calculation  Period  for  such  Transaction  (each  as  defined  in the  related
                           Confirmation) which includes such Valuation Date.

                   MOODY'S  SECOND TRIGGER  NOTIONAL  AMOUNT  MULTIPLIER"  means (A) if each Local Business Day is a
                  Valuation Date, 8% or (B) otherwise, 9%.

                   "MOODY'S SECOND TRIGGER  TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means (A) if each
                  Local Business Day is a Valuation Date, 10%, or (B) otherwise, 11%.

                  "MOODY'S  VALUATION  PERCENTAGE" means, with respect to a Valuation Date and each item of Eligible
                  Collateral,

                  (A)      if the Moody's  Threshold for such Valuation Date is zero and (i) it is not the case that a Moody's  Second  Trigger  Downgrade  Event has  occurred  and is  continuing  or (ii) a
                           Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and less than 30
                           Local Business Days have elapsed since such Moody's Second Trigger  Downgrade Event first occurred, the corresponding  percentage for such Eligible Collateral in the column headed
                           "Moody's First Trigger Valuation Percentage", or

                  (B)      if a Moody's Second Trigger  Downgrade  Event has occurred and is continuing and at least
                           30 Local  Business Days have elapsed since such Moody's Second  Trigger  Downgrade  Event first occurred,  the corresponding  percentage for such Eligible Collateral in the column headed "Moody's Second Trigger Valuation Percentage".

                  "MOODY'S VALUE" means, on any date and with respect to any Eligible  Collateral the product of (x)
                  the bid price obtained by the Valuation Agent and (y) the applicable Moody's Valuation  Percentage set forth in Paragraph 13(b)(ii).

                  "NEXT  PAYMENT"  means,  in respect of each Next Payment  Date,  the greater of (i) the  aggregate amount of any  payments  due to be made by Party A under  Section  2(a) on such Next  Payment Date less the  aggregate  amount of any payments  due to be made by Party B under  Section 2(a) on such
                  Next  Payment  Date  (any  such  payments  determined  based  on  rates  prevailing  the  date  of determination) and (ii) zero.

                  "NEXT PAYMENT DATE" means each date on which the next scheduled  payment under any  Transaction is due to be paid.

                  "PRICING SOURCES" means the sources of financial  information commonly known as Bloomberg,  Bridge
                  Information Services,  Data Resources Inc.,  Interactive Data Services,  International  Securities
                  Market Association,  Merrill Lynch Securities Pricing Service,  Muller Data Corporation,  Reuters,
                  Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P APPROVED  RATINGS  DOWNGRADE EVENT" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the S&P Threshold for such  Valuation  Date is zero and it is not the case that an S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days, an amount equal to the Secured Party's Exposure;

                  (B)      if the S&P  Threshold  for such  Valuation  Date is zero  and it is the case  that an S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days, an amount equal to 125% of the Secured Party's Exposure; or

                  (C)      if the S&P Threshold for such Valuation Date is infinity, zero.

                  "S&P  VALUATION  PERCENTAGE"  means,  with  respect to a Valuation  Date and each item of Eligible
                  Collateral,

                  (A)      if the S&P  Threshold for such  Valuation  Date is zero and it is not the case that a S&P
                           Required  Ratings  Downgrade Event has occurred and been continuing for at least 10 Local
                           Business Days, the  corresponding  percentage for such Eligible  Collateral in the column headed "S&P Approved Ratings Valuation Percentage" or

                  (B)      if an S&P Required Ratings  Downgrade Event has occurred and been continuing for at least
                           10 Local Business Days, the corresponding  percentage for such Eligible Collateral in the column headed "S&P Required Ratings Valuation Percentage".

                  "S&P VALUE"  means,  on any date and with respect to any Eligible  Collateral,  (A) in the case of
                  Eligible  Collateral  other than Cash,  the product of (x) the bid price obtained by the Valuation
                  Agent for such  Eligible  Collateral  and (y) the  applicable  S&P Valuation  Percentage  for such
                  Eligible  Collateral  set forth in  paragraph  13(b)(ii)  and (B) in the case of Cash,  the amount thereof  multiplied by the applicable S&P Valuation Percentage.

                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value or Moody's Value with respect to any  Eligible  Collateral  or Posted  Collateral,  the  applicable  S&P  Valuation
                  Percentage or Moody's  Valuation  Percentage  for such Eligible  Collateral or Posted  Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value and the related Moody's Value .

                                 [Remainder of this page intentionally left blank]

                                                      Table 1

                                            MOODY'S FIRST TRIGGER FACTOR

------------------------------------------ ----------------------------------
                REMAINING                                DAILY
          WEIGHTED AVERAGE LIFE                       COLLATERAL
            OF HEDGE IN YEARS                           POSTING
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
                1 or less                                0.15%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 1 but not more than 2                          0.30%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 2 but not more than 3                          0.40%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 3 but not more than 4                          0.60%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 4 but not more than 5                          0.70%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 5 but not more than 6                          0.80%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 6 but not more than 7                          1.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 7 but not more than 8                          1.10%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 8 but not more than 9                          1.20%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 9 but not more than 10                         1.30%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 10 but not more than 11                        1.40%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 11 but not more than 12                        1.50%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 12 but not more than 13                        1.60%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 13 but not more than 14                        1.70%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 14 but not more than 15                        1.80%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 15 but not more than 16                        1.90%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 16 but not more than 17                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 17 but not more than 18                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 18 but not more than 19                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 19 but not more than 20                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 20 but not more than 21                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 21 but not more than 22                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 22 but not more than 23                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 23 but not more than 24                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 24 but not more than 25                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 25 but not more than 26                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 26 but not more than 27                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 27 but not more than 28                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 28 but not more than 29                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
              More than 29                               2.00%
------------------------------------------ ----------------------------------

                                                      Table 2

                 MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

--------------------------------------- ---------------------------------
              REMAINING                              DAILY
        WEIGHTED AVERAGE LIFE                      COLLATERAL
          OF HEDGE IN YEARS                         POSTING
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
              1 or less                              0.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 1 but not more than 2                      1.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 2 but not more than 3                      1.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 3 but not more than 4                      1.90%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 4 but not more than 5                      2.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 5 but not more than 6                      2.80%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 6 but not more than 7                      3.20%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 7 but not more than 8                      3.60%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 8 but not more than 9                      4.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 9 but not more than 10                     4.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 10 but not more than 11                    4.70%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 11 but not more than 12                    5.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 12 but not more than 13                    5.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 13 but not more than 14                    5.70%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 14 but not more than 15                    6.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 15 but not more than 16                    6.30%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 16 but not more than 17                    6.60%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 17 but not more than 18                    6.90%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 18 but not more than 19                    7.20%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 19 but not more than 20                    7.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 20 but not more than 21                    7.80%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 21 but not more than 22                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 22 but not more than 23                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 23 but not more than 24                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 24 but not more than 25                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 25 but not more than 26                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 26 but not more than 27                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 27 but not more than 28                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 28 but not more than 29                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
             More than 29                            8.00%
--------------------------------------- ---------------------------------

[PG NUMBER]

REFERENCE NUMBER: [        ]

ERROR! UNKNOWN DOCUMENT PROPERTY NAME.

                     Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                      Table 3

                           MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

----------------------------------------- --------------------------------
               REMAINING                               DAILY
         WEIGHTED AVERAGE LIFE                      COLLATERAL
           OF HEDGE IN YEARS                          POSTING
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
               1 or less                               0.65%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 1 but not more than 2                        1.30%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 2 but not more than 3                        1.90%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 3 but not more than 4                        2.50%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 4 but not more than 5                        3.10%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 5 but not more than 6                        3.60%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 6 but not more than 7                        4.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 7 but not more than 8                        4.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 8 but not more than 9                        5.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 9 but not more than 10                       5.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 10 but not more than 11                      6.10%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 11 but not more than 12                      6.50%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 12 but not more than 13                      7.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 13 but not more than 14                      7.40%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 14 but not more than 15                      7.80%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 15 but not more than 16                      8.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 16 but not more than 17                      8.60%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 17 but not more than 18                      9.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 18 but not more than 19                      9.40%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 19 but not more than 20                      9.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 20 but not more than 21                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 21 but not more than 22                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 22 but not more than 23                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 23 but not more than 24                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 24 but not more than 25                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 25 but not more than 26                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 26 but not more than 27                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 27 but not more than 28                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 28 but not more than 29                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
              More than 29                            10.00%
----------------------------------------- --------------------------------

REFERENCE NUMBER: 07DL22389, 3663994, 3663993

         IN WITNESS  WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

           MERRILL LYNCH CAPITAL SERVICES, INC.                   DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                                                                 INDIVIDUAL CAPACITY, BUT SOLELY AS THE SUPPLEMENTAL
                                                                INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                                                               INTEREST TRUST WITH RESPECT TO THE RALI SERIES 2007-QH7
                                                               TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                                                   SERIES 2007-QH7
By:   _____________________________                          By:
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date:
                                                             By:
                                                                   __________________________________

                                                                     Name:

                                                                     Title:

                                                                    Date:

                                      GUARANTEE OF MERRILL LYNCH & CO., INC.

         FOR VALUE  RECEIVED,  receipt of which is hereby  acknowledged,  MERRILL LYNCH & CO.,  INC., a corporation duly  organized  and  existing  under  the laws of the  State of  Delaware  ("ML &  CO."),  hereby  unconditionally guarantees  to  DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  not  in  its  individual  capacity,  but  solely  as the
Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest Trust with respect to the RALI Series
2007-QH7 Trust,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QH7 (the "Company"),  the due and
punctual payment of any and all amounts payable by Merrill Lynch Capital  Services,  Inc., a corporation  organized under the laws of the State of  Delaware  ("MLCS"),  its  successors  and  permitted  assigns,  to the extent  such successors  or  permitted  assigns  are direct or  indirect  subsidiaries  of ML & Co.,  under the terms of the cap corridor  Confirmation  between the Company and MLCS with a Merrill Lynch reference  number of 07DL22389,  3663994,
3663993  and a trade date of July 25,  2007 (the  "Agreement"),  including,  in case of  default,  interest  on any amount  due,  when and as the same shall  become  due and  payable,  whether on the  scheduled  payment  dates,  at maturity,  upon  declaration of termination  or otherwise,  according to the terms thereof.  In case of the failure of MLCS  punctually  to make any such payment,  ML & Co. hereby agrees to make such payment,  or cause such payment to be made,  promptly upon demand made by the Company to ML & Co.;  provided,  however that delay by the Company in giving such demand shall in no event affect ML & Co.'s  obligations  under this  Guarantee.  This  Guarantee  shall remain in full force and effect or shall be reinstated  (as the case may be) if at any time any payment  guaranteed hereunder,  in whole or in part,  is  rescinded or must  otherwise be returned by the Company upon the  insolvency, bankruptcy or reorganization of MLCS or otherwise, all as though such payment had not been made.

         THIS GUARANTEE  SHALL BE ONE OF PAYMENT AND NOT  COLLECTION.  ML & Co. hereby agrees that its  obligations hereunder shall be  unconditional,  irrespective of the validity,  regularity or  enforceability  of the Agreement;
the  absence of any action to enforce  the same;  any waiver or consent by the Company  concerning  any  provisions thereof;  the rendering of any judgment against MLCS or any action to enforce the same; or any other  circumstances that might  otherwise  constitute a legal or equitable  discharge of a guarantor or a defense of a guarantor.  ML &
Co.  covenants that this guarantee will not be discharged  except by complete  payment of the amounts payable under the Agreement.  This Guarantee shall continue to be effective if MLCS merges or  consolidates  with or into another entity, loses its separate legal identity or ceases to exist.

         ML & Co. hereby waives diligence;  presentment;  protest; notice of protest,  acceleration,  and dishonor;
filing of claims with a court in the event of insolvency or bankruptcy of MLCS; all demands  whatsoever,  except as noted in the first paragraph hereof; and any right to require a proceeding first against MLCS.

         ML & Co. hereby  certifies and warrants that this Guarantee  constitutes the valid  obligation of ML & Co.
and complies with all applicable laws.

         This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

         This  Guarantee  may be  terminated  at any time by notice by ML & Co. to the Company  given in accordance with the notice  provisions of the  Agreement,  effective  upon receipt of such notice by the Company or such later date as may be specified in such notice;  provided,  however,  that this Guarantee shall continue in full force and effect with respect to any payment  obligation of MLCS under the Agreement  entered into prior to the effectiveness of such notice of termination.

         This Guarantee  becomes  effective  concurrent with the  effectiveness of the Agreement,  according to its terms.

         IN WITNESS  WHEREOF,  ML & Co. has caused this  Guarantee to be executed in its corporate name by its duly authorized representative.

                                                              MERRILL LYNCH & CO., INC.

                                                              By:      .........................................
                                                                       Name:
                                                                       Title:

                                                              Date:    ...........................................